EXHIBIT 10.2

NEXTFIT, INC.

SUBSCRIPTION DOCUMENTS

Each subscriber must complete and sign the Subscription Agreement, appropriate investor questionnaire and W-9 (the “Subscription Documents”) in accordance with the following instructions. Subscribers must meet certain requirements in order for NextFit, Inc. (the “Company”), a Nevada corporation, to comply with the offering exemptions from registration and qualification under the federal Securities Act of 1933 and applicable state securities laws. The Company will be relying on the accuracy and completeness of information provided in the Subscription Documents to establish the qualifications of prospective investors and the Company's legal right to sell these securities. Answers will at all times be kept strictly confidential, unless necessary to establish the legality of a prospective investor's participation in the offering. The Company should be contacted immediately if there is any change in the information the prospective investor has provided. If the Company rejects a subscription agreement, either in whole or in part (which decision is in the sole discretion of the Company), the rejected purchase funds or the rejected portion thereof will be returned promptly to the investor without interest accrued thereon. The minimum subscription is $25,000 per investor, but the Company, at its discretion, may waive such minimum investment requirement from time to time. Questions regarding the completion of these documents should be directed to Teri Sundh or Jeff Jenson at the Company, (801) 990-1992.

INSTRUCTIONS

1.

Complete and sign the Subscription Agreement (attached hereto).

2.

Natural Person Purchasers must also complete and sign and return copies of items B and C (attached hereto).

3.

Entity Purchasers must sign and return copies of items BB and C (attached hereto).

4.

Return all documents, together with a check payable to NextFit, Inc. in the amount indicated in Paragraph “Subscription for Units – Total Purchase Price” on page five of the Subscription Agreement for the principal amount purchased to:

NextFit, Inc.

c/o Teri Sundh

235 W. Sego Lily Dr., 2nd Floor

Sandy, Utah 84070

NextFit, Inc.

SUBSCRIPTION

THE SECURITIES ACQUIRED PURSUANT TO THIS SUBSCRIPTION AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (“1933 ACT”) IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS, NOR HAVE THE SECURITIES BEEN REGISTERED WITH ANY STATE SECURITIES COMMISSION. IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THE SECURITIES UNLESS THE PURCHASER INTENDS TO ACQUIRE THE SECURITIES FOR PURPOSES OF INVESTMENT RATHER THAN RESALE. THE REPRESENTATIONS MADE HEREIN WILL BE RELIED UPON BY NEXTFIT, INC., IN COMPLYING WITH ITS OBLIGATIONS UNDER APPLICABLE SECURITIES LAWS.

The undersigned hereby tenders this Subscription Agreement to NextFit, Inc., a Nevada corporation (hereinafter the “Company”), to purchase units (the “Units” or each a “Unit”), each Unit consisting of $1,000 of principal amount in a 16% secured convertible debenture (the “Debenture” or collectively, the “Debentures”) and a right to purchase 1,000 shares of restricted common stock of the Company at an exercise price of $.60 per share for a period of three years, which right shall be conveyed in a warrant (each a “Warrant” or collectively, the “Warrants”). The offering price is $1,000 per Unit, and there is a minimum investment of $25,000, per investor (the “Minimum Investment”). The undersigned hereby tenders a subscription to the Company in the amount entered on the SUBSCRIBER INFORMATION AND SIGNATURE PAGES hereto.

Payment in full payable to “NextFit, Inc.” is tendered with this subscription. The undersigned acknowledges that this subscription shall not become effective until it has been properly executed by the undersigned and accepted by the Company. The Company may reject subscriptions, in whole or in part, for any reason, and will limit the number of subscriptions accepted.

1.

The undersigned acknowledges receipt of an Amended Private Placement Memorandum, dated March 30, 2009 (the “Memorandum”) describing the Company and the terms of the Company's offer to sell the Units. The undersigned further acknowledges that he or his representative has read carefully and understands the Memorandum and the terms of the Offering. The undersigned has had the opportunity to meet with the officers of the Company to ask questions and, prior to his execution of this Subscription Agreement, was given full access to all information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy or adequacy of information furnished to the undersigned, and all such questions, if asked, have been answered satisfactorily and such documents, if examined, have been found to be fully satisfactory.

2.

In evaluating the suitability of an investment in the Units, the undersigned has not relied upon any preliminary information supplied by the Company or any other representations or other information (whether oral or written) from the Company other than as set forth in the Memorandum. The undersigned has carefully considered and has, to the extent the undersigned believes such discussion necessary, discussed with the undersigned's professional legal, tax, accounting and financial advisors the suitability of an investment in the Units for the undersigned's particular tax and financial condition and has determined that the Units being subscribed for by the undersigned are a suitable investment for the undersigned.

3.

The undersigned acknowledges that there are various substantial risks attendant to the Company's business and an investment in the Units, including loss of the entire amount of such investment. The undersigned has considered the risks associated with such an investment, including, but not limited to, those set forth under the caption “Risk Factors” in the Memorandum. No representations or warranties have been made concerning the success of the business or the potential profit on an investment in the Company or in the Units.

4.

The undersigned acknowledges the illiquidity of the Units. The undersigned further acknowledges that, due to the fact that the Units will not be registered under the 1933 Act, or state securities laws, transfer of the Units has been significantly 1imited. Therefore, the undersigned does not expect to be able to transfer his Units. The undersigned acknowledges that he must bear the economic risk of the investment for an indefinite period of time and can afford a complete loss of the investment. The undersigned will not sell, hypothecate or otherwise transfer the Units unless (a) the Units is registered under the 1933 Act and applicable state securities laws, or (b) in the opinion of counsel, concurred in by counsel to the Company, an exemption from the registration requirements of the 1933 Act and such state laws is available. Furthermore, the undersigned understands that any certificates evidencing the Units will bear an appropriate legend restricting the sale, hypothecation, or other transfer of said Units, and the transfer records of the Company will contain appropriate notations of such transfer restrictions.

5.

The undersigned represents and warrants to the Company that he is purchasing the herein subscribed Units and underlying securities for investment purposes only, solely for his own account and not for fractionalization or with a view toward distribution and has no contract, agreement, arrangement or undertaking with any person to sell, transfer or pledge the Units. The Units and underlying securities will be issued only in the name of the undersigned and no other person has or will have a direct beneficial interest in the Units and underlying securities.

6.

The undersigned, if a natural person, further represents and warrants to the Company that he is twenty-one (21) years of age or older and that his primary residence is the same as shown below. The undersigned was contacted in the state where he resides regarding the potential investment in the Units, and the underlying securities of Units will be delivered in such state.

7.

The undersigned represents and warrants that he is an “accredited investor” as defined in Regulation D promulgated under the 1933 Act (“Regulation D”) for the following reason(s).

Check as Applicable :

☐

The undersigned is a natural person whose individual net worth or joint net worth with his spouse at the time of purchase exceeds $1,000,000.

☐

The undersigned is a natural person whose individual income for each of the past two years and reasonably expected income for the current year exceeds $200,000 or whose joint income with his spouse for such periods exceeds $300,000.

☐

The undersigned is a bank or savings and loan association purchasing in its own or a fiduciary capacity.

☐

The undersigned is a securities broker-dealer; an insurance company; an investment company; a business development company; a Small Business Investment Company; or a plan with assets in excess of $60,000 established and maintained by a state or political subdivision for the benefit of its employees; or an employee benefit plan with a bank, savings and loan association, insurance company or registered investment advisor acting as a plan fiduciary.

☐

The undersigned is an organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Units, with assets in excess of $282,000.

☐

The undersigned is a trust, with total assets in excess of $282,000 and was not formed for the specific purpose of acquiring the Units. The person directing investment decisions for the trust has completed the Purchaser Questionnaire attached hereto as an Exhibit.

☐

The undersigned is an employee benefit plan whose assets exceed $282,000.

☐

The undersigned is a self-directed employee benefit plan whose investment decisions are made solely by accredited investors as otherwise defined herein.

☐

The undersigned is a partnership, corporation or trust, all of the beneficial owners of which are accredited investors as defined herein.

☐

The

undersigned is otherwise an accredited investor on the following basis:

8.

The undersigned represents and warrants that he has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Company, and that the undersigned is able to bear the economic risks of the investment for an indefinite period of time and at the present time could afford a complete loss of such investment.

9.

The undersigned hereby agrees to indemnify and hold harmless the Company or any officer, director or control person of the Company who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil or criminal, administrative or investigative, by reason of or arising from any actual or alleged misrepresentation or misstatement of facts or omission to represent or state facts made by the undersigned to the Company concerning the undersigned or the undersigned's financial condition in connection with the Offering or sale of the Units, including, without limitation, any such misrepresentation, misstatement or omission contained herein or in the Purchaser Questionnaire.

10.

The undersigned acknowledges and agrees that except as otherwise provided herein he is not entitled to cancel, terminate or revoke this subscription or any agreements of the undersigned hereunder and such subscription shall survive (i) changes in the information described in the Memorandum which in the aggregate are not material or which are contemplated by the Memorandum and (ii) the death or disability of the undersigned; provided, however, that if the Company shall not have accepted this subscription, all agreements of the undersigned hereunder shall be canceled and this Subscription Agreement will be returned to the undersigned together with all monies paid herewith and without interest.

11.

If this Subscription Agreement is executed and delivered on behalf of a partnership, corporation, trust or estate or retirement plan: (i) such partnership, corporation, trust or estate or retirement plan has been duly authorized and is duly qualified (a) to execute and deliver this Subscription Agreement and all other instruments executed and delivered on behalf of such partnership, corporation, trust or estate or retirement plan or by use of a power of attorney in connection with the purchase of the Units, and (b) to purchase and hold such Units; (ii) the signature of the party signing on behalf of such partnership, corporation, trust or estate or retirement plan is binding upon such partnership, corporation, trust or estate or retirement plan; and (iii) such partnership, corporation, trust or estate or retirement plan has not been formed for the specific purpose of acquiring such Units.

12.

Neither this Subscription Agreement nor any provisions hereof shall be waived, modified, changed, discharged, terminated, revoked or canceled except by an instrument in writing signed by the party against whom any change, discharge or termination is sought.

13.

This Subscription Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Utah, as such laws are applied by Utah courts to agreements entered into and to be performed in Utah by and between residents of Utah, and shall be binding upon the undersigned, the undersigned's heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company, its successors and assigns. If any provision of this Subscription Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

14.

This Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties hereto.

15.

As used herein, singular masculine pronouns shall refer to the plural number and feminine or neuter genders as required by the identity of the undersigned.

16.

Under penalties of perjury, the undersigned certifies that (i) the number shown on this Agreement is my correct taxpayer identification number and (ii) the undersigned is not subject to backup withholding either because the undersigned has not been notified that the undersigned is subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified the undersigned that the undersigned is no longer subject to backup withholding. (Strike out clause (ii) if subject to backup withholding.)

SUBSCRIBER INFORMATION AND SIGNATURE PAGES TO FOLLOW

SUBSCRIBER INFORMATION AND SIGNATURE PAGES

The Subscriber understands that the Company is relying on the representations, warranties and other information provided by the Subscriber in this Subscription Agreement with respect to the offer and sale of the Units. By signing below, the Subscriber certifies that all information provided by the Subscriber in this Subscription Agreement is accurate and complete as of the date listed below and, if not an individual, that the Subscriber is duly organized, validly existing and in good standing and has full authority to execute and agree to this Subscription Agreement. The Subscriber understands and agrees that this Subscription Agreement is irrevocable. Subject to the terms of this Subscription Agreement, the Company will return the Subscriber's Subscription Agreement and cash payment only if the Company rejects this Subscription Agreement.

This Subscription Agreement is a legal contract between the Subscriber and the Company concerning the purchase of Units. The Company urges the Subscriber to read carefully this entire Subscription Agreement and the Memorandum, including each of its Appendices, for a complete description of an investment in the Units. The Subscriber should obtain the Subscriber's own professional advice with respect to the risks inherent in an investment in the Units, and the suitability of an investment in the Units in light of the Subscriber's financial condition and investment needs.

SUBSCRIPTION FOR UNITS – TOTAL PURCHASE PRICE:

A.

Number of Units Subscribed For:...............................................

(Minimum subscription is 25 Units ($25,000)

B.

Total Purchase Price for Units:................................................ $

(Multiply total on Line A by $1,000)

FORM OF OWNERSHIP – CHECK APPLICABLE BOX:

☐

Individual

☐

Individual by Custodian (for minors under 18 years of age)

☐

Joint Tenants with Right of Survivorship (all signatures must appear below)

☐

Tenants in Common (all signatures must appear below)

☐

Individual Retirement Account (signatures of both account owner and trustee or custodian are required) Corporation, Limited Liability Company, Partnership or other entity (corporate or limited liability company resolutions or partnership agreement must be enclosed)

☐

Trust (title and signature pages of trust agreement and all amendments must be enclosed): Trustee Name(s):

☐

Date of trust agreement or last amendment: Other: Provide detailed information:

INITIAL HERE AND ENTER STATE OF RESIDENCE:

            Initial here to confirm that you have received a copy of the Prospectus and are a current resident

of                                                                                             .

Subscriber Address and Tax Information Subscriber:	Joint or Additional Subscriber or Custodian (or IRA owner):

Name	Name

Address	Address

City State Zip	City State Zip

Telephone Number (include area code)	Telephone Number (include area code)

E-mail Address (optional)	E-mail Address (optional)

Social Security or Taxpayer Identification Number *	Social Security or Taxpayer Identification Number *

State of Residence	State of Residence

(* Note: If more than one social security number is required to be provided, the Company will deliver notices to the Subscriber and address associated with the first social security number.)

SIGNATURE(S)

By signing below each Subscriber represents, warrants and agrees as provided in the foregoing Subscription Agreement and that the information provided in this Subscription Agreement, including the Subscription, Subscriber Information and Signature pages is true, correct and complete.

INDIVIDUALS:	ENTITIES:
(Includes joint tenants, tenants in common and individual IRA beneficiaries)	(Includes corporations, limited liability companies, partnerships, cooperatives, trusts and IRA custodians)

Name of Individual Subscriber	Name of Entity Subscriber

Signature of Individual Subscriber	Authorized Signature

Name of Joint Individual Subscriber or Custodian	Print Name

Signature of Joint Individual Subscriber or Custodian	Title

Date	Date

ACCEPTANCE BY COMPANY:

This Subscription Agreement has been accepted and agreed to this day of                                                     , 2009.

NEXTFIT, INC.

By:

Title:

EXHIBIT B

PURCHASER QUESTIONNAIRE

NATURAL PERSON

The information contained in this Questionnaire is being furnished in order to determine whether the undersigned's subscription to purchase the Units described in the Amended Private Placement Memorandum, dated March 30, 2009 (the "Memorandum") may be accepted.

If the response to any item is "none" or "not applicable", please so indicate. The undersigned agrees that he and his agents, including without limitation his Purchaser Representative, if applicable, shall provide NextFit, Inc. (the "Company") such additional information as the Company shall request in order to satisfy itself that the undersigned meets the minimum legal requirements under Federal and state securities laws to acquire the Units being offered by the Memorandum.

Where multiple choices are offered, select and check only that which is applicable.

YOUR RESPONSES WILL BE KEPT STRICTLY CONFIDENTIAL. However, by signing this document, you agree that the Company may present the Questionnaire to such private and/or governmental entities as it deems appropriate, if called upon to do so, in order to establish the availability under applicable state and federal law of an exemption from registration.

IF YOU ARE PURCHASING UNITS WITH YOUR SPOUSE,

YOU MUST BOTH SIGN THE SIGNATURE PAGE OF THE SUBSCRIPTION AGREEMENT

AND THIS QUESTIONNAIRE.

IF YOU ARE PURCHASING UNITS WITH ANOTHER PERSON

NOT YOUR SPOUSE, YOU MUST BOTH SIGN THE SUBSCRIPTION AGREEMENT

AND EACH FILL OUT A SEPARATE QUESTIONNAIRE.

IF YOU ARE MARRIED AND LIVE IN A COMMUNITY PROPERTY STATE,

BOTH YOU AND YOUR SPOUSE MUST SIGN THE SIGNATURE PAGE

OF THE SUBSCRIPTION AGREEMENT AND THIS QUESTIONNAIRE.

PLEASE PRINT

_____________________________________________________

Print Name of Prospective Subscriber

1.

I am ☐ am not ☐ being advised on the merits of this Offering by a Purchaser Representative (Investment Advisor).

2.

For the past two years, and during the years or months indicated, I have maintained my principal residence in the following state or states or country:

________________________________________________________________________________

3.

I presently maintain a house or apartment, other than my principal residence, in the state of:

________________________________________________________.

4.

(a)

I pay state income taxes in the state of: __________________________________________

(b)

I hold a driver's license in the state of: ___________________________________________

(c)

I am registered to vote in the state of: __________________________________________

5.

My present age is: ( ☐ Under 21) ( ☐ 21-30) (☐ 31-40) (☐ 41-50) ( ☐ 51-60) (☐ over 60).

6.

Financial information:

(a)

My aggregate income from all sources for each of the last two calendar years was (check one); ☐ under $200,000        ☐ $200,000-$300,000          ☐ above $300,000.

(b)

Approximately _______ percent of my income as shown above was derived from sources other than salary.

(c)

I expect that my income from all sources for the present year will be (check one):

☐ under $200,000

☐ $200,000-$300,000

 ☐ above $300,000.

(d)

I expect that _______ percent of my income as shown above will be derived from sources other than salary.

(e)

My approximate present net worth (including the net worth of my spouse but excluding home, furnishings and automobiles) is: ☐ under $1,000,000  ☐ over $1,000,000

(g)

Approximately _______ percent of my net worth as shown above is investments in marketable securities (stock, bonds, debentures, etc.).

(h)

Approximately _______ percent of my net worth is readily convertible into cash.

7.

(a)

I have held the following principal positions of employment during the last ten years, or since graduation from college, whichever is shorter:

___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________

(b)

The following is a brief summary of my educational background, including years of matriculation and degrees obtained:

___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________

8.

Investment experience:

(a)

☐ Yes

☐ No

I have previously invested in non-marketable securities.

(b)

The principal investments from which I have derived the experience indicated in Paragraph a., including names of companies and amounts invested, are:

___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________

(c)

Other activities, business or ventures in which I have had investment experience include:

___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________

(d)

The following additional information regarding prior investment activities, business ventures, etc., may also be of help to the Company in determining whether my knowledge and experience in financial and business matters are sufficient to enable me to evaluate the merits and risks of this investment:

___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________

(e)

☐ Yes

☐ No

I have been advised by my own investment counselors, accountants, etc., other than representatives of the Company concerning the suitability of this investment for me:

9.

☐ Yes

☐ No

I understand that no aspect of the activities of the Company can be guaranteed and that substantial risks are involved in various aspects of this investment:

10.

☐ Yes

☐ No

I understand that I may examine the original documentation of the Company and its affairs before investing as well as after; and to the extent that I have not done so, it was my choice:

To the best of my information and belief, the above information supplied by me is true and correct in all respects.

Date: __________________________________

_______________________________________________

(Signature of Prospective Purchaser)

_______________________________________________

(Please Print Prospective Purchaser’s Name)

_______________________________________________

(Signature of Prospective Purchaser's Spouse if Purchasing Jointly or if Community Property State)

________________________________________________

(Print Name of Spouse if Purchasing Jointly or if Community Property State)

EXHIBIT BB

PURCHASER QUESTIONNAIRE

ENTITY

The information contained in this Questionnaire is being furnished in order to determine whether the undersigned's subscription to purchase the Units described in the Amended Private Placement Memorandum, dated March 30, 2009 (the "Memorandum") may be accepted.

If the response to any item is "none" or "not applicable", please so indicate. The undersigned agrees that he and his agents, including without limitation his Purchaser Representative, if applicable, shall provide NextFit, Inc. (the "Company") such additional information as the Company shall request in order to satisfy itself that the undersigned meets the minimum legal requirements under Federal and state securities laws to acquire the Units being offered by the Memorandum.

Where multiple choices are offered, select and check only that which is applicable.

YOUR RESPONSES WILL BE KEPT STRICTLY CONFIDENTIAL. However, by signing this document, you agree that the Company may present the Questionnaire to such private and/or governmental entities as it deems appropriate, if called upon to do so, in order to establish the availability under applicable state and federal law of an exemption from registration.

I.

PLEASE CHECK ANY OF STATEMENTS 1-3 BELOW THAT APPLY TO THE CORPORATION.

☐

G 1.

Each of the stockholders of the undersigned CORPORATION is able to certify that such stockholder meets at least one of the following two conditions:

(a)

The stockholder is a natural person whose individual net worth or joint net worth with his or her spouse exceeds $1,000,000.

(b)

The stockholder is a natural person whose individual income was in excess of $200,000 in each of 2007 and 2008 and who reasonably expects an individual income in excess of $200,000 in 2009.

☐

G 2.

Each of the stockholders of the undersigned CORPORATION is able to certify that such stockholder is a natural person who, together with his or her spouse, has had a joint income in excess of $300,000 in each of 2007 and 2008 and who reasonably expects a joint income in excess of $300,000 in 2009.

☐

G 3.

The undersigned corporation: (a) was not formed for the specific purpose of acquiring the Units; and (b) has total assets in excess of $282,000.

IF YOU CHECKED STATEMENT 1 OR STATEMENT 2 IN SECTION I AND DID NOT CHECK STATEMENT 3, YOU MUST PROVIDE A LETTER SIGNED BY AN OFFICER OF THE UNDERSIGNED CORPORATION LISTING THE NAME OF EACH STOCKHOLDER AND THE REASON (UNDER STATEMENT 1 OR STATEMENT 2) SUCH STOCKHOLDER QUALIFIES AS AN ACCREDITED INVESTOR (ON THE BASIS OF NET WORTH, INDIVIDUAL INCOME OR JOINT INCOME), OR EACH STOCKHOLDER MUST PROVIDE A COMPLETED INDIVIDUAL INVESTOR QUESTIONNAIRE.

II.

OTHER CERTIFICATIONS

By signing the Signature Page, the undersigned certifies the following:

(a)

that the corporation's purchase of the Units will be solely for the corporation's own account and not for the account of any other person;

(b)

that the corporation's name, address of principal office, place of formation and taxpayer identification number as set forth in this Questionnaire are true, correct and complete; and

(c)

that one of the following is true and correct (check one):

☐

(i)

the corporation is a corporation formed in or under the laws of the United States or any political subdivision thereof.

☐

(ii)

the corporation is a corporation which is neither created nor organized in or under the United States or any political subdivision thereof, but which has made an election under either Section 897(I) or 897(k) of the United States Internal Revenue Code of 1986, as amended, to be treated as a domestic corporation for certain purposes of United States federal income taxation (A COPY OF THE INTERNAL REVENUE SERVICE ACKNOWLEDGMENT OF THE UNDERSIGNED'S ELECTION MUST BE ATTACHED TO THIS SUBSCRIPTION AGREEMENT IF THIS PROVISION IS APPLICABLE.)

☐

(iii)

neither (i) nor (ii) above is true.

III.

GENERAL INFORMATION

(a)

PROSPECTIVE PURCHASER (THE CORPORATION)

Name:

Principal Place of Business:
(Number and Street)

(City) (State) (Zip Code)

Telephone Number:

Address for Correspondence (if different):
(Number and Street)

(City) (State) (Zip Code)

State in which formed:
Date of Formation:
Taxpayer Identification Number:
NASD affiliation or association of the corporation, if any:

☐ If none, check here

Number of shareholders:

(b)

INDIVIDUAL WHO IS EXECUTING THIS QUESTIONNAIRE ON BEHALF OF THE CORPORATION

Name:
Position or Title:

SIGNATURE PAGE TO FOLLOW

IV. SIGNATURE

CORPORATION SIGNATURE PAGE

Your signature on this CORPORATION SIGNATURE PAGE evidences the agreement by the CORPORATION to be bound by the Questionnaire and the Subscription agreement.

1.

The undersigned CORPORATION represents that (a) the information contained in this Questionnaire is complete and accurate and (b) the CORPORATION will notify you immediately if any material change in any of this information occurs before the acceptance of the undersigned CORPORATION'S subscription.

2.

The undersigned CORPORATION hereby certifies that it has read and understands this Subscription Agreement. 3. The undersigned CORPORATION hereby represents and warrants that the person signing this Subscription agreement on behalf of the CORPORATION has been duly authorized to acquire the Units and sign this Subscription Agreement on behalf of the CORPORATION and, further, that the undersigned CORPORATION has all requisite authority to purchase such Units and enter into this Subscription Agreement.

Date:

Name of Corporation:
(Please Type or Print)

By:
(Signature)

Name
(Print Name)

Its:

STATE______________________

COUNTY____________________

Sworn to before me this ______ day of ____________________________, 2009.

______________________________________________

Notary Public

______________________________________________

 (Commission Expires)